UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 16, 2005

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MICROTEK MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

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Georgia	0-24866	58-1746149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Suite 300, Alpharetta, Georgia 30004
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 896-4400

512 Lehmberg Road, Columbus, Mississippi 39702
(Former name or former address, if changed since last report)

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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective March 16, 2005, the Compensation Committee of the Board of Directors of Microtek Medical Holdings, Inc. (the “Company”) approved annual cash bonus awards for 2004 performance to Dan R. Lee, the Company’s Chief Executive Officer, Roger G. Wilson, the Company’s Chief Financial Officer, and J. Michael Mabry, the Company’s former Chief Operating Officer, in the amounts of $170,000 $54,000 and $62,000, respectively. These individuals constitute named executive officers (as defined in Item 4.02(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) of the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTEK MEDICAL HOLDINGS, INC.

Date: March 21, 2005	By: /s/ Dan R. Lee
Dan R. Lee, Chairman, President and Chief Executive Officer